UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 17, 2008

PINNACLE BANCSHARES, INC.
(Exact name of Registrant as Specified in Charter)

Delaware	1-12707	72-1370314
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1811 Second Avenue, Jasper, Alabama 35502-1388
(Address of Principal Executive Offices)

(205) 221-4111
Registrant’s telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.
On January 17, 2008, the Registrant announced that its tender offer for the purchase of all shares of its common stock held by persons owning 99 or fewer shares will expire at the close of business on January 18, 2008, at 5:00 p.m., Central Time. A copy of the related press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.
(d)       Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release dated January 17, 2008, issued by the Registrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE BANCSHARES, INC.

Date:	January 17, 2008	By:	/s/ Robert B. Nolen, Jr.
Robert B. Nolen, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated January 17, 2008, issued by the Registrant